UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2010

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors

(e) Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

As set forth below, at the 2010 Annual Meeting of Stockholders of SRA International, Inc. (the “Company”), the stockholders of the Company approved the Company’s 2010 Incentive Plan (“2010 Plan”).

A copy of the Company’s 2010 Plan is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

Item 5.07	Submission of Matters to a Vote of Shareholders

The Company’s Annual Meeting of Stockholders was held on Thursday, October 28, 2010. The following ten nominees were elected to the Board of Directors for a one-year term:

	For	Withheld	Broker Non-Votes	Total
John W. Barter	166,784,766	310,932	2,118,123	169,213,821
Larry R. Ellis	166,645,504	450,194	2,118,123	169,213,821
Miles R. Gilburne	166,573,906	521,792	2,118,123	169,213,821
W. Robert Grafton	166,598,846	496,852	2,118,123	169,213,821
William T. Keevan	166,682,774	412,924	2,118,123	169,213,821
Michael R. Klein	163,048,054	4,047,644	2,118,123	169,213,821
David H. Langstaff	166,554,833	540,865	2,118,123	169,213,821
Stanton D. Sloane	166,772,784	322,914	2,118,123	169,213,821
Ernst Volgenau	165,247,628	1,848,070	2,118,123	169,213,821
Gail Wilensky	166,353,548	742,150	2,118,123	169,213,821

Stockholders also approved the 2010 Plan. In addition to providing cash incentive compensation, the 2010 Plan provides for equity-based incentive compensation to eligible employees, officers, directors, consultants and advisors. The purpose of the 2010 Plan is to promote outstanding performance and gives the Company the ability to provide these incentives through the awards of cash, options, restricted stock, restricted stock units, performance awards and other stock-based awards. The 2010 Plan is designed to allow the grant of awards to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, so that the compensation paid pursuant to such awards will be deductible for federal income tax purposes. The results of the ballots were as follows:

For	Against	Abstentions	Broker Non-Votes	Total
159,933,917	6,967,870	193,911	2,118,123	169,213,821

Stockholders ratified the appointment Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2011. Stockholders cast 167,485,994 votes for the appointment, 1,724,283 votes against the appointment and abstained from casting 3,544 votes on the appointment of the independent registered public accounting firm.

No other matters were submitted for stockholder action.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

The following exhibit is filed as a part of this Report.

Exhibit Number	Description

10.1*	SRA International, Inc. 2010 Incentive Plan.

*	Indicates a management contract or compensatory plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: November 2, 2010	/S/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel

Exhibit Index

Exhibit Number	Description

10.1*	SRA International, Inc. 2010 Incentive Plan, filed herewith.

*	Indicates a management contract or compensatory plan.

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